SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION OF
WELLS FARGO TARGET DATE RETIREMENT FUNDS
Wells Fargo Target Today Fund
Wells Fargo Target 2010 Fund
Wells Fargo Target 2015 Fund
Wells Fargo Target 2020 Fund
Wells Fargo Target 2025 Fund
Wells Fargo Target 2030 Fund
Wells Fargo Target 2035 Fund
Wells Fargo Target 2040 Fund
Wells Fargo Target 2045 Fund
Wells Fargo Target 2050 Fund
Wells Fargo Target 2055 Fund
Wells Fargo Target 2060 Fund
(each a “Fund”, together the “Funds”)

I. At a meeting held on June 1, 2021, the Board of Trustees of Wells Fargo Funds Trust (the “Trust”) unanimously approved the merger of each Fund listed in the table below (the “Target Fund”) into another Fund of the Trust (the “Acquiring Fund”), which is also listed below (the “Mergers”). The Mergers were proposed by Wells Fargo Funds Management, LLC, investment manager to the Funds.

Target Fund	Acquiring Fund
Wells Fargo Target Today Fund	Wells Fargo Dynamic Target Today Fund
Wells Fargo Target 2010 Fund	Wells Fargo Dynamic Target Today Fund
Wells Fargo Target 2015 Fund	Wells Fargo Dynamic Target 2015 Fund
Wells Fargo Target 2020 Fund	Wells Fargo Dynamic Target 2020 Fund
Wells Fargo Target 2025 Fund	Wells Fargo Dynamic Target 2025 Fund
Wells Fargo Target 2030 Fund	Wells Fargo Dynamic Target 2030 Fund
Wells Fargo Target 2035 Fund	Wells Fargo Dynamic Target 2035 Fund
Wells Fargo Target 2040 Fund	Wells Fargo Dynamic Target 2040 Fund
Wells Fargo Target 2045 Fund	Wells Fargo Dynamic Target 2045 Fund
Wells Fargo Target 2050 Fund	Wells Fargo Dynamic Target 2050 Fund
Wells Fargo Target 2055 Fund	Wells Fargo Dynamic Target 2055 Fund
Wells Fargo Target 2060 Fund	Wells Fargo Dynamic Target 2060 Fund

The Board also approved i) reducing the management fee rate to be paid by each Dynamic Target Date Fund to Funds Management under the Funds’ new Investment Management Agreement to match the investment management fee rate paid by the Target Date Funds to Funds Management under the current Investment Management Agreement; ii) reducing the sub-advisory fee rate to be paid by Funds Management to Wells Capital Management LLC with respect to each Dynamic Target Date Fund under the new Sub-Advisory Agreement to match the sub-advisory fee rate paid by Funds Management to Wells Capital Management Incorporated with respect to each Target Date Fund under the current Sub-Advisory Agreement; and iii) adding a new Administrator Class for the Dynamic Target Date Funds. The net operating expense ratio caps for each Dynamic Target Date Fund would also be reduced in connection with the Mergers to match those of the Target Date Funds.

The Mergers are contingent on a number of conditions. The Mergers are also intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers. Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Mergers.

The Mergers, if all conditions to closing are satisfied, is expected to occur in October 2021. Prior to the Mergers, shareholders of the Target Fund may continue to purchase and redeem shares subject to the limitations described in the Target Fund’s prospectuses.

No shareholder action is necessary. Additional information, including a description of the Mergers and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/information statement that is expected to be mailed to shareholders in July 2021.

II. In addition, at a meeting held on May 17-19, 2021, the Trust’s Board of Trustees approved changes to each Fund’s principal investment strategy, effective June 28, 2021. On that date, each Fund’s principal investment strategy will be amended to reflect the following:

1.) Each Fund’s investment grade corporate bond allocation will be managed to replicate the performance of the Bloomberg Barclays US Corporate Bond Index, replacing the Wells Fargo U.S. Investment Grade Corporate Bond Index.

2.) Each Fund’s below investment grade bond allocation will be managed to replicate the performance of the Bloomberg Barclays US High Yield 2% Issuer Capped Bond Index, replacing the Wells Fargo U.S. High Yield Bond Index.

3.) Each Fund’s real estate allocation will be managed to replicate the performance of the Dow Jones U.S. Select REIT Index, replacing the Wells Fargo US REIT Index (this change applies only to Wells Fargo Target Today Fund, Wells Fargo Target 2015 Fund, Wells Fargo Target 2020 Fund, Wells Fargo Target 2025 Fund and Wells Fargo Target 2030 Fund).

June 3, 2021	TDR061/P601SP